Riverbridge Eco Leaders Fund

Investor Class (Ticker Symbol: ECOLX)

Institutional Class (Ticker Symbol: RIVEX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated March 24, 2021, to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),

each dated April 1, 2020, as supplemented.

Effective as of the close of business on March 26, 2021 (the “Effective Date”), the Riverbridge Eco Leaders Fund (the “Fund”) is closed to all investment and no new purchases of shares will be accepted, either from current Fund shareholders or from new investors. In addition, as of the close of business on the Effective Date, shares of the Fund cannot be exchanged for shares of the Riverbridge Growth Fund and shares of the Riverbridge Growth Fund cannot be exchanged for shares of the Fund. Existing shareholders may continue to redeem Fund shares. If all shares of the Fund held in an existing account are redeemed, the shareholder’s account will be closed.

As previously disclosed, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Fund into the Riverbridge Growth Fund, a separate series of the Trust with the same investment objective, substantially similar investment strategies and the same portfolio management team as the Fund. The reorganization of the Fund is subject to approval by its shareholders.

The Trust has called a shareholder meeting at which shareholders of the Fund will be asked to consider and vote on the Plan. Shareholders of the Fund have been provided with a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization. The shareholder meeting has been adjourned to April 23, 2021. If shareholders of the Fund approve the reorganization, the reorganization is expected to take effect on April 30, 2021.

Please file this Supplement with your records.